Exhibit 10.1

Settlement Agreement and Mutual Release

This Settlement Agreement and Mutual Release (Agreement) is entered into as of the Effective Date defined below by IBS Equity Fund III, LLC (Equity Fund) and IBS Private Credit Fund IV, LLC (Credit Fund), each for itself, subject to Section 1.5, and together the IBS Parties or IBS; Dalrada Technology Group, Inc. (Dalrada); the seven Genefic entities listed in Schedule A, together with every other person identified as a Borrower, Company, Credit Party, Pledgor, Guarantor or Corporate Guarantor in, or listed on Schedule A or Exhibit A to, any Financing Document (together, Genefic Parties); and Brian Bonar, individually (Bonar). Dalrada and the Genefic Parties are the Company Parties. The Company Parties and Bonar are the Company Side. The signatories are the Parties.

The Parties have a dispute concerning Project RX, account 6723030230, the Financing Documents, and the Notices identified below. IBS has asserted defaults and payment, collateral, reporting, and other claims. The Company Side disputes liability, asserted amounts, and the binding effect of notice deadlines, and the Parties dispute their respective performance under the Financing Documents. The instrument status stated in Schedule C is controlling for this Agreement. The Parties wish to compromise their differences and end the covered relationship in its entirety, effective upon the Closing described in Section 2.2, without an admission on the merits. In consideration of their mutual promises, the Parties agree as follows.

1 Defined terms and settlement scope

1.1 Financing Documents. The December 31, 2025 Master Performance Standby Letter of Credit and Guaranty Agreement (MGA), the December 31, 2025 Master Credit, Security, and Account Purchase Agreement (MCSPA), and all Project RX notes, guaranties, warrants, pledges, control agreements, consents, offset agreements, amendments, commitment or approval letters, pre-closing commentaries, authorizing resolutions, tax information authorizations, invoices, ledgers, Required Actions lists, servicing reports, and related agreements within the scope described in Schedule B, together with every other agreement, instrument, certificate or document executed or delivered by or on behalf of any member of the Company Side to or for the benefit of any IBS Released Party in connection with Project RX, whether or not listed in Schedule B. The May 12, 2026 Pre-Negotiation Agreement (PNA) is treated separately under Section 12.2.

1.2 Covered Claims. All claims, counterclaims, demands, causes of action, debts, invoices, fees, charges, costs, expenses, ledger entries, liabilities, obligations, guaranties, indemnities, liens, security interests, pledges, rights of set-off or recoupment, rights to collateral or additional collateral, rights of redemption or repurchase, warrants, options, equity or purchase rights, and rights and remedies of every kind, known or unknown, suspected or unsuspected, fixed or contingent, arising from or relating to the Project RX financing relationship, the Financing Documents or the Notices and based on acts, omissions, instruments, or obligations existing on or before the Closing Date, including amounts asserted in the Notices and the $19,200 invoice, fees, ledger charges, provisional credits, collection costs, termination charges, note obligations, warrant claims, guaranty claims, and claims concerning any representation, warranty, certificate, report, financial statement, disclosure, intercompany transfer or other information furnished in connection with Project RX. Excluded Claims are obligations under this Agreement; claims based on new acts or omissions after the Effective Time, including new public statements, but not merely the continuing effects of released historical conduct; and rights that cannot lawfully be released.

1.3 Notices. The September 15, 2026 Master Notice and instrument-specific notices listed in Schedule B (September Notices), the September 22, 2026 Parent-Level Audit Demand (Audit Demand), the August 28, 2026 Servicing Report and Status Notification with its exhibits and attachments, the e-mail demands of September 14 through 16, 2026, any instrument prepared for dispatch on or about September 25, 2026, the September 30, 2026 Final Notice of Audit Production Noncompliance, its Exhibit A and transmittal cover letter, and every other notice, demand, invoice, servicing report or similar communication delivered by or on behalf of any IBS Released Party to any member of the Company Side on or before the Closing Date. A reference to a Notice identifies it and does not admit its validity, service, factual assertions, or enforceability.

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1.4 Payment terms. Settlement Amount means $20,000, payable in a single lump sum as provided in Section 2.2. Effective Time has the meaning given in Section 2.1. Closing, Closing Date and Payment Deadline have the meanings given in Section 2.2. Cleared Funds means funds actually credited to the account designated jointly by the IBS Parties in Schedule D, available for use, and not subject to an outstanding recall or reversal request. A later legally compelled return is governed by Section 8. Business Day means a day other than Saturday, Sunday, or a United States federal banking holiday. All stated times are Eastern Time in America/New_York.

1.5 IBS Affiliates and Released Persons. IBS Affiliates means IBS Investment Bank, Institutional Banking Services, N.A. Corp., IBS Capital Management, LLC, Pillar Capital Advisors, LLC, IBS Institutional Capital, each other person that directly or indirectly controls, is controlled by or is under common control with either IBS Party, and each of their respective past, present and future members, managers, partners, principals, officers, directors, employees, agents, participants, assignees, servicers, collateral managers, attorneys, advisors, representatives, successors and assigns, including Dr. Jason Jackson individually. IBS Released Parties means the IBS Parties and the IBS Affiliates. Company Released Parties means the Company Side and each of their respective past, present and future parents, subsidiaries, affiliates, predecessors, successors and assigns, and each of their respective past, present and future shareholders, members, managers, directors, officers, employees, agents, attorneys, accountants, auditors, insurers, representatives, heirs and personal representatives, and every other person named as a debtor on any financing statement filed by or on behalf of any IBS Released Party. Each Party acts only for itself and as to claims it owns or has actual authority to release, including claims derived through it. Identification as a Released Party grants release benefits but creates no independent obligation or release of that person's independent claims without its written consent. References throughout this Agreement to action by or obligations of a Released Party are subject to this limitation.

2 Effectiveness and payment obligations

2.1 Effectiveness. Effective Time means the actual date and time when all Parties have signed and delivered the same complete Agreement, including completed Schedules A through D, the verified wire instructions and Form W-9 required by Section 2.3, and any necessary consents identified under Schedule C, Part 3. Effective Date means the date of the Effective Time. No Party is bound and no payment is required before the Effective Time. At the Effective Time, this Agreement is binding and effective in accordance with its terms. The terminations, releases, discharges and withdrawals in Sections 3, 4 and 5 take effect at the Closing, as provided in Section 2.2. This counterproposal expires unless the Effective Time occurs by 1:00 p.m. Eastern Time on October 2, 2026.

2.2 Payment and Closing. Dalrada shall pay the Settlement Amount in a single lump sum by wire under Schedule D, with the full amount received as Cleared Funds no later than 24 consecutive hours after the Effective Time (Payment Deadline). Initiation of a wire alone does not satisfy this requirement. The closing of the settlement (Closing) occurs automatically, and without further action, notice or deliverable by any Party, at the moment Cleared Funds in the full Settlement Amount are received in the account designated in Schedule D on or before the Payment Deadline, and the date on which that occurs is the Closing Date. At the Closing, and simultaneously, the terminations, releases, discharges, withdrawals and authorizations in Sections 3, 4 and 5 take effect. The IBS Parties shall confirm receipt of Cleared Funds by email to Dalrada and its counsel within one Business Day after receipt, but the Closing does not depend on that confirmation.

2.3 Payment mechanics. The payment shall be made by wire under Schedule D, net of sender and intermediary bank charges, without unilateral deduction or setoff. The Payment Deadline is measured in consecutive hours without a Business Day extension. The IBS Parties acknowledge receipt collectively for settlement purposes and handle allocation between themselves and the IBS Affiliates internally; Dalrada receives a dollar-for-dollar credit for every amount retained. No item may be collected twice, and the invoice is included in, not additional to, the Settlement Amount. The IBS Parties shall furnish a completed IRS Form W-9 and verified Schedule D wire instructions before the Effective Time. The Parties shall promptly complete telephone verification using an established IBS contact number; an incomplete payment package prevents effectiveness and does not extend the execution deadline in Section 2.1.

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2.4 Scope of Settlement Amount. The Settlement Amount is the sole and entire consideration payable by or on behalf of any member of the Company Side in respect of the Covered Claims, the Financing Documents and the Notices, and is inclusive of every fee, charge, cost, expense, ledger loss, provisional credit, redemption, repurchase, early termination, default, collection, legal, administrative or other amount asserted in the Notices or otherwise arising under or in connection with the Financing Documents. No interest or further charge is added to that amount. The terminations, releases, discharges and covenants in Sections 3, 4 and 5 are given in exchange for the Settlement Amount and take effect at the Closing as provided in Section 2.2. Once the Closing has occurred, they are final, unconditional and irrevocable, are not subject to any further condition, and may not be unilaterally rescinded, reinstated, avoided or withheld by any Party, including on account of any later dispute concerning the Financing Documents, the Notices or the historical record. Execution is not a novation or an admission of the original disputed balance.

2.5 Sole obligor. The obligation to pay the Settlement Amount is the obligation of Dalrada alone. It is not guaranteed by, and is not enforceable against, Bonar or any other Company Party, and no existing guaranty, pledge or security interest secures it.

2.6 Standstill pending Closing. From the Effective Time until the earlier of the Closing and a termination under Section 7.1, no IBS Party shall directly or indirectly issue or deliver any further Notice, demand, invoice, servicing report, notice of noncompliance or similar communication to any member of the Company Side; deliver any notice of exclusive or non-exclusive control, notice of assignment or payment direction to any bank, Account Debtor or other person; file or continue any financing statement; commence or continue any action, arbitration, collection effort or enforcement step; or otherwise exercise or purport to exercise any right or remedy under the Financing Documents or the Notices. Any deadline, cure period or production requirement asserted in a Notice that would fall during that period is tolled. The IBS Parties acknowledge that any notice, including any notice of audit production noncompliance, issued on or after September 30, 2026 is withdrawn at the Closing under Section 4.1 whether or not listed in Schedule B. Section 9's permitted communications and record-preservation provisions control.

3 Termination of Financing Documents and release of security

3.1 Termination. Effective on the Closing Date, each of the Financing Documents, including the MGA, the MCSPA, the Schedule E Personal Guaranty, the corporate guaranty of Dalrada, the Schedule F Stock and Unit Pledge Agreement, the Schedule G Deposit Account Control Agreement, the Schedule H Secured Promissory Note (Note), the Schedule I Mutual Collateral Transfer Consent and Offset Agreement, and the Schedule J Pre-Funded Warrant (Warrant), is terminated, cancelled and of no further force or effect, and no Party has any further right, obligation or liability thereunder, including under any provision that by its terms purports to survive termination (including but not limited to Sections 18, 21, 26, 30, 40.2 and 40.10 of the MCSPA, Section 14 of the Pledge Agreement, Section 4.7 of the Note and the indemnification and release provisions of the Offset Agreement). The Availability Period and each Commitment under the MGA, and the Revolving Facility and each Financing Tranche under the MCSPA, are terminated. All obligations, liabilities and indebtedness of every member of the Company Side under or in connection with the Financing Documents, however characterized, are satisfied, discharged and extinguished. IBS has no obligation to extend new credit or issue new guarantees.

3.2 Note and Warrant. The Note is cancelled and deemed paid and satisfied in full. The Warrant, and all rights of the Holder under it, including the Additional Purchase Rights under Section 2 and the Unilateral Redemption right under Section 4 of the Warrant, are cancelled and extinguished. The IBS Released Parties acknowledge that they hold no shares, units, preferred shares, warrants, options or other equity or equity-linked interest in, or any right to acquire any such interest in, any Company Released Party. Within five Business Days after the Closing Date, the Equity Fund shall deliver to Dalrada the original Note and the original Warrant, each marked CANCELLED, or, if an original cannot be located, a lost-instrument affidavit confirming nonassignment and an indemnity subject to the scope and limits in Section 6.1.

3.3 Release of security. Effective on the Closing Date, every lien, security interest, pledge, assignment, charge, right of set-off, right of control, ownership interest in Purchased Accounts and other encumbrance granted to or asserted by any IBS Released Party in or on any asset, account, deposit account, equity interest, Collateral, Pledged Unit, Pledged Interest, Deposit Account, Receipts or other property of any member of the Company Side is released, terminated and discharged, and all such property is reconveyed to, and is the sole property of, the applicable Company Party or Bonar free and clear of any interest of any IBS Released Party. This clause creates no representation that any lien was perfected or senior, and grants no new security interest.

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3.4 Deposit accounts and account debtors. Within two Business Days after the Closing Date, the IBS Parties shall deliver to each depository bank party to or identified in the Deposit Account Control Agreement, including Bank of America, N.A. and Trustmark National Bank, with a copy to Dalrada, a written notice terminating that agreement, releasing all control over each Deposit Account, and rescinding any Notice of Exclusive Control or Notice of Non-Exclusive Control previously delivered. Each IBS Party represents that, except as disclosed in writing to Dalrada's counsel before the Effective Date, it has not delivered any Notice of Exclusive Control, Notice of Non-Exclusive Control, Notice of Assignment, payment direction or similar instruction to any bank, Account Debtor, Payor, Buyer, customer, escrow agent or other person concerning any member of the Company Side, and to the extent any has been delivered the IBS Parties shall rescind it in writing within two Business Days after the Closing Date.

3.5 Powers of attorney and authorizations. Every power of attorney, proxy, authorization to file financing statements, irrevocable instruction, or any tax information authorization, portal or data-room authorization, and other authority granted to any IBS Released Party by any member of the Company Side under or in connection with the Financing Documents is revoked on the Closing Date, and the IBS Parties shall not exercise or purport to exercise any such authority after that date.

3.6 Return of collateral. Within five Business Days after the Closing Date, the IBS Parties shall deliver to Dalrada all certificates, stock or unit powers, instruments, original documents and other tangible Collateral, if any, in the possession or control of either IBS Party, and shall confirm to Dalrada in writing that no Guarantee, Letter of Credit, equity commitment letter or other instrument has been issued and remains outstanding under the MGA for the account of any Company Party or, if any has been issued, that it has been cancelled at IBS's expense.

4 Withdrawal of notices

4.1 Withdrawal at the Closing. Effective on the Closing Date, the Audit Demand, the September Notices and every other Notice are withdrawn, rescinded and of no force or effect, and every Event of Default, default, acceleration, demand, deadline, production milestone, audit, accounting or records requirement, collateral or additional collateral requirement, Required Action and enforcement step asserted or described in them is withdrawn and waived. Within 24 consecutive hours after the Closing, the IBS Parties shall deliver written confirmation of that withdrawal in the form of Schedule B, Part 4. Relevant records and legal retention duties remain preserved. Neither withdrawal nor this Agreement determines the merits of any prior notice dispute.

4.2 No further notices; non-interference. The IBS Parties shall issue no further notice, demand, invoice, servicing report, status notification, continuing notice record or similar communication to any member of the Company Side concerning Project RX, other than communications expressly contemplated by this Agreement, and shall close account 6723030230 and each related account, portal and data room. From and after the Effective Time (and, as to the Closing, subject to Section 7.1), no IBS Party shall, directly or indirectly, contact or communicate with any customer, patient, payor, Account Debtor, supplier, depository bank, lender, creditor, investor, prospective acquirer or financing source, auditor, transfer agent, insurer or regulator of any member of the Company Side concerning any member of the Company Side, the Financing Documents, the Notices or Project RX, except as permitted by Section 9, required by applicable law or legal process, expressly contemplated by this Agreement, or agreed in writing by Dalrada.

4.3 Characterizations. Effective at Closing, the IBS Parties withdraw the Notices as enforcement demands. Subject to Section 9, neither side shall repeat to third parties disputed adverse characterizations of the other concerning the historical Project RX relationship. This undertaking is made solely to conclude the dispute and does not constitute a retraction of factual assertions, an acknowledgment that prior statements were false or unfounded, or adoption of the other side’s account. Neither side shall characterize the settlement or withdrawal of the Notices as an adjudication of the merits or an admission by the other. Historical records remain preserved. Section 9’s permitted communications expressly control, including truthful testimony, compulsory production, lawful regulatory communications, accurate legally required disclosures, and truthful responses reasonably necessary to defend against subsequent allegations or correct materially inaccurate public statements.

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5 Mutual releases

5.1 Release by IBS. Effective on the Closing Date, each IBS Party, for itself and only to the extent authorized under Section 1.5, fully, finally, unconditionally and irrevocably releases, acquits and forever discharges each Company Released Party of and from all Covered Claims that any IBS Released Party ever had, now has or hereafter can, shall or may have against any Company Released Party from the beginning of time through and including the Closing Date, subject only to the Excluded Claims and Section 8. The release in this Section includes every Covered Claim against Bonar under or in connection with the Personal Guaranty, the Pledge Agreement, the Pre-Closing Commentary and any financing statement naming him as a debtor. Upon the Closing this release is final, unconditional and irrevocable, and no IBS Released Party may thereafter assert that any condition to it remains unsatisfied.

5.2 Release by the Company Side. Effective on the Closing Date, each Company Party and Bonar, for itself or himself and only to the extent authorized under Section 1.5, fully, finally, unconditionally and irrevocably releases, acquits and forever discharges each IBS Released Party of and from all Covered Claims that any Company Released Party ever had, now has or hereafter can, shall or may have against any IBS Released Party from the beginning of time through and including the Closing Date, including any claim for the recovery of fees or other amounts paid to any IBS Released Party, for failure of consideration, for breach of contract or of the implied covenant of good faith and fair dealing, for declaratory relief, or for damages of any kind, subject only to the Excluded Claims. A released person is an intended beneficiary of its release but is not thereby made a releasor or obligor.

5.3 Unknown claims. Each releasor knowingly intends to release unknown and unsuspected Covered Claims, assumes the risk that the facts may differ from present understanding, and has had an opportunity to obtain independent advice. Each expressly waives any applicable protection of California Civil Code section 1542, which provides that a general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release and that, if known by him or her, would have materially affected his or her settlement with the debtor or released party, and any analogous rule limiting a general release of unknown claims, to the extent lawfully waivable. This waiver does not expand the subject matter or time period of a release or waive Excluded Claims.

5.4 Instruments. At the Closing, the Financing Documents terminate as provided in Section 3, and the IBS Parties cancel all IBS-held Project RX promissory notes and the Warrant, release the personal and corporate guaranties, pledges, security interests, and account-control and offset arrangements, and withdraw all Notices. No continuing funding commitment survives. The PNA is governed by Section 12.2 and survival by Section 12.4. Each IBS Party represents that any third-party consent required for a release, termination or discharge granted by it has been identified under Schedule C, Part 3 and obtained before the Effective Time.

5.5 Delivery and filings. Within five Business Days after the Closing Date, or earlier if mandatory law requires, each IBS Party shall deliver signed release confirmations, cancel or surrender original instruments within its possession, file UCC-3 termination statements for the IBS financing statement identified in Schedule C, Part 2, and for every other financing statement filed by or on behalf of that IBS Party against any member of the Company Side in any jurisdiction, and deliver bank, custodian, pledge, and other releases within its authority. The duty includes a covered IBS filing inadvertently omitted from Schedule C once identified. IBS shall promptly provide file-stamped copies and reasonably cooperate in correcting a rejected filing. The IBS Parties bear all filing fees and other costs of the terminations, releases and deliveries required of them under this Agreement.

5.6 Authorization to file terminations. Effective at the Closing, each IBS Party authorizes the Company Parties, Bonar and their counsel to terminate that IBS Party's interest under Wyoming financing statement 2026-32133019, as amended by 2026-32133120, copies of which are attached as Exhibit C-1. No authorization extends to an unrelated third-party filing or another secured party's interest. Any additional IBS filing shall be specifically identified by filing office and number in a written authorization, which the applicable IBS Party shall promptly provide after identification under Section 5.5. Nothing limits a debtor's mandatory statutory termination rights. The IBS Parties waive every provision of the Financing Documents, including Sections 26 and 40.10 of the MCSPA, that would prevent the foregoing authorized terminations. Bank or public-office processing delay after timely correct submission does not itself breach this Agreement, but IBS shall reasonably follow up without delaying its own delivery duties.

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5.7 Final peace. From and after the Closing Date, no Party shall commence, join in, prosecute or cause to be commenced any action, arbitration, proceeding, collection effort, lien filing, credit-bureau report, notice of assignment or other claim on account of a released Covered Claim, or issue a further demand on it, and any released person may plead this Agreement as a complete bar to any such claim. This does not prohibit lawful reporting, compliance with compulsory process, preservation of records, defense against a nonparty claim, or enforcement of an Excluded Claim. Neither payment nor a release authorizes destruction of records subject to legal retention or preservation duties.

6 Authority and representations

6.1 Mutual representations. Each Party represents for itself, as of the Effective Time and again as of the Closing Date, that it has authority to enter and perform this Agreement; its signer is duly authorized; all necessary approvals and consents within its responsibility are obtained; it owns or controls the claims it releases; and, except as expressly identified in Schedule C, it has not sold, assigned, transferred, participated, pledged or otherwise conveyed any such claim or any interest in any Financing Document, obligation, collateral or financing statement to any person. Each IBS Party further represents that it has not admitted any external participant or authorized an independent IBS Affiliate, assignee, collateral manager, NEWCO or funding vehicle to hold a Covered Claim or interest in the Financing Documents, except as identified in Schedule C; that Schedule C, Part 2 lists the IBS filings known to it after reasonable inquiry; that the instrument status in Schedule C, Part 1 is accurate; that neither IBS Party has purchased or holds any Account of a Company Party; and that no external participant or investor funds were deployed by it under the Financing Documents. Each IBS Party shall severally, solely for its own conduct, indemnify the Company Parties against actual direct losses and reasonable defense costs resulting from a third-party Covered Claim transferred by that IBS Party in breach of its nonassignment representation above. This indemnity requires prompt notice, a reasonable opportunity to participate in the defense, and a final judgment or settlement approved by the indemnifying Party, such approval not to be unreasonably withheld. It imposes no separate duty to defend, covers no independent nonparty conduct, and is capped in the aggregate for both IBS Parties at the Settlement Amount actually received. Each Party relies on these express representations and the Agreement, not on an assumption about another Party's financial condition.

6.2 Confidential information. Within thirty days after the Closing Date, the IBS Parties shall return to Dalrada or destroy all non-public financial statements, forecasts, capitalization tables, customer, patient and payor information, bank records, tax information and other confidential information of the Company Side in the possession or control of either IBS Party, and shall confirm the same in writing; provided that the IBS Parties may retain archival and ordinary backup copies reasonably needed for legal preservation, applicable law, regulation, a bona fide document-retention policy, or uses permitted by Section 9, which retained copies remain subject to Section 9 and may be used or disclosed only as permitted by Section 9.

6.3 Accuracy and cooperation. No Party shall knowingly submit a materially false payment confirmation, release, filing instruction, or authority certificate in performing this Agreement. The Parties shall cooperate reasonably, and shall execute such further instruments (including lien releases, termination statements, bank notices, cancellation acknowledgments and letters to third parties) as may be reasonably requested, to implement the withdrawals, terminations and releases in this Agreement. No Party is required to certify the correctness of the other side's historical allegations. Time is of the essence with respect to the Parties' respective obligations under Sections 2, 3, 4 and 5.

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7 Failure to close and enforcement

7.1 Failure to close. If Cleared Funds in the full Settlement Amount have not been received by the Payment Deadline, this Agreement and the interim standstill terminate automatically at that deadline without demand, notice or a further cure period. Termination is the sole and exclusive remedy of the IBS Released Parties for a failure of the Closing to occur, and no IBS Released Party may recover the Settlement Amount, damages, fees or any other amount from any member of the Company Side solely on account of that failure. This limitation does not release liability for an independent breach of this Agreement or restrict restored rights under the Financing Documents. Upon termination, no termination, release, discharge, withdrawal or authorization under Sections 3, 4 or 5 has taken effect, this Agreement (other than Sections 9, 10, 11 and 12.4 and this Section 7.1) is of no further force or effect, and each Party is restored to the position it occupied immediately before the Effective Date, with every claim, defense and right reserved and without prejudice to any Party's position on the merits. Any partial payment received before termination, or payment received after termination, shall be returned within two Business Days after the later of receipt or termination. A late payment does not revive this Agreement or cause Closing without a new written agreement signed by all Parties. Once the Closing has occurred, Section 2.4 applies, no failure or dispute gives any Party a unilateral contractual right to rescind, terminate or avoid this Agreement or any release, termination or discharge granted under it, to reinstate, revive or enforce any Financing Document or any obligation, guaranty, pledge, lien, security interest, warrant or other right thereunder, to re-file, continue or amend any financing statement or re-assert any interest in any collateral, or to assert any Covered Claim released under Section 5.1. No confession of judgment is granted.

7.2 Enforcement. Subject to Section 7.1, a breach of this Agreement may be enforced by an affected Party through damages, specific performance or other relief available under applicable law. Entitlement to equitable relief and any security requirement remains for the court to determine. Neither side's allegation is conclusive. No breach automatically revives a released Covered Claim, Financing Document or security interest.

8 Payments required to be returned

If an IBS Party is legally required by a final order, or an avoidance settlement reasonably entered after notice and an opportunity for the affected Company Side Parties to participate, to return a payment received under this Agreement, Dalrada's payment obligation revives solely to the extent actually returned, with credit for all amounts retained, and is enforceable solely by an action by the affected IBS Party against Dalrada, without double recovery, to recover the amount actually returned, which is the sole and exclusive remedy of the IBS Released Parties in respect of it. IBS shall give prompt notice and reasonable supporting documentation. No historical claim balance, Financing Document, guaranty, lien or security interest revives under this Section. This Section does not restore a terminated financing statement, perfection, or priority, and creates no right against any person other than Dalrada. It survives the releases, and no return of a payment under this Section affects the Closing or any release, termination or discharge that took effect at it.

9 Confidentiality and mutual non disparagement

The Parties shall keep settlement terms and negotiations confidential except for disclosures to their attorneys, accountants, auditors, insurers, regulators, necessary financing or governance advisers, or as reasonably needed to implement or enforce the Agreement, including to file the UCC terminations, bank notices and other releases contemplated by it. Voluntary advisers must be informed of confidentiality and subject to professional or contractual duties where appropriate. Disclosures required by law, securities rules, court order, or compulsory process are permitted. No approval or prior notice is required for lawful communications with a governmental or regulatory authority. Nothing in this Section restricts any Party from stating that the Project RX relationship has ended and that all disputes among the Parties have been resolved.

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The IBS Parties acknowledge that Dalrada is a publicly held company whose securities are quoted on the OTC Markets under the symbol DHTI, that Dalrada files reports with the U.S. Securities and Exchange Commission under the Securities Exchange Act of 1934, and that Dalrada has previously disclosed the Financing Documents and the Notices in its public filings. Subject to the advance-review procedure below, Dalrada and its subsidiaries may, without consent of any IBS Released Party, accurately disclose this Agreement, its terms and the matters resolved by it in any Current Report on Form 8-K, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, proxy statement, registration statement, press release, OTC Markets disclosure or other filing, report, statement or communication that Dalrada determines, in good faith and in consultation with its counsel, to be required under applicable securities laws, regulations, quotation rules, or its disclosure controls and procedures; file this Agreement as an exhibit to any such filing; make such disclosures to its independent registered public accounting firm, audit committee and board of directors as it deems appropriate; and respond truthfully to any inquiry from the SEC, FINRA, OTC Markets or any other regulator or self-regulatory organization. Accurate disclosures required by law do not breach this Section. No statement receives contractual immunity merely because it repeats a prior public disclosure. Dalrada shall provide the Project RX portions of its initial settlement disclosure for IBS review at least one Business Day before filing where reasonably practicable, consider timely accuracy comments in good faith, and provide the filed copy promptly. This review shall not delay a mandatory filing deadline; if advance review is not reasonably practicable, Dalrada shall provide the text as soon as lawfully practicable. IBS review or silence is not approval or adoption of the filing or prior disclosures.

The Parties shall not make disparaging or knowingly false statements of fact about the other side concerning Project RX. This does not restrict truthful testimony, legally required public filings and disclosures (including those described in the preceding paragraph), protected reporting, or good-faith statements in legal proceedings. No Party is required to make an inaccurate disclosure or withdraw a truthful statement. The Agreement compromises disputed claims and admits no default, wrongdoing, insolvency, or validity of a prior demand, and neither side adopts the other's historical allegations. The express instrument status in Schedule C remains controlling. This Section survives. After Closing, either side may use this agreed description: "Dalrada and IBS have amicably resolved their commercial differences concerning Project RX and mutually concluded the financing relationship through a settlement providing for mutual releases without an admission of liability. The resolution permits each party to move forward independently." Any disclosure before Closing must accurately describe the conditional status of the releases. Notwithstanding any other provision, this Agreement does not restrict truthful testimony, compulsory production, lawful voluntary regulatory communications or cooperation, protected reporting under SEC Rule 21F-17, record preservation, or truthful responses reasonably necessary to defend against subsequent claims or correct materially inaccurate public statements. No prior notice or approval is required for protected regulatory communications. These permissions control conflicting provisions of this Agreement and create no indemnity liability. They do not authorize disclosure prohibited by law or waive another person's privilege.

10 Notices and delivery

Notices under this Agreement shall be sent to the designated email addresses in Schedule D, with copies to the listed counsel. A confirmation of automatic termination under Section 7.1 may be sent by email, but neither sending nor receipt is a condition to that termination. Email notice is effective when receipt is acknowledged or a delivery record establishes acceptance by the designated recipient's server without a nondelivery response, provided that notice received outside 9:00 a.m. to 5:00 p.m. on a Business Day is deemed received at 9:00 a.m. on the next Business Day. Mere sending without evidence of delivery is insufficient. An omitted courtesy copy does not invalidate delivery to all required primary recipients. No email rule substitutes for legally required service of process. Address changes require written notice.

11 Governing law and enforcement

11.1 Law and forum. Florida law governs this Agreement, subject to mandatory federal law and the law governing perfection, priority, or particular filings in another jurisdiction. The Parties consent to exclusive jurisdiction and venue for settlement disputes in a state court in Palm Beach County, Florida, or the United States District Court for the Southern District of Florida if federal subject-matter jurisdiction exists. Upon Closing, the choice-of-law, venue, jurisdiction, service-of-process and jury-waiver provisions of the Financing Documents are terminated and do not apply to any dispute arising out of or relating to this Agreement. No nonexistent judicial jurisdiction is created by agreement.

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11.2 Expenses. Each side bears its own attorneys' fees, costs and expenses incurred in connection with Project RX, the Notices, the negotiation and documentation of this Agreement, and any proceeding to enforce it, except for the express indemnity in Section 6.1 and the IBS costs described in Section 5.5. The allocation of historical Project RX fees applies only upon Closing; if this Agreement terminates without Closing, preexisting fee rights and defenses remain reserved.

11.3 Jury trial waiver. TO THE EXTENT PERMITTED BY LAW, EACH PARTY KNOWINGLY AND VOLUNTARILY WAIVES TRIAL BY JURY IN A PROCEEDING ARISING FROM THIS AGREEMENT, AFTER HAVING THE OPPORTUNITY TO CONSULT INDEPENDENT COUNSEL. This waiver is mutual and does not waive service, notice, or an opportunity to be heard.

12 Entire agreement and execution

12.1 Integration and priority. This Agreement and its completed schedules state the entire settlement. They supersede the September 24 through October 1, 2026 settlement proposals, frameworks and drafts concerning these terms. This Agreement controls any conflict with the Financing Documents. Changes require a writing signed by affected Parties.

12.2 PNA and third parties. The Discussions under the May 12, 2026, tripartite PNA have been terminated pursuant to Section 8. Any confidentiality, non-admission or other protections continuing under the PNA’s terms remain preserved. Termination of the Discussions under Section 8 does not amend or waive any continuing confidentiality, non-admission or other protections under the PNA. Subject to satisfaction of its applicable consent and execution requirements, this Agreement is the final written settlement solely between the IBS Parties and the Company Side concerning the Covered Claims. It does not amend or waive Nautilus's rights under the PNA, release Nautilus's claims, or alter any independent right of Nautilus, TAB Bank or another nonparty. Any consent required under the PNA for this separate settlement or its permitted disclosures must be obtained before the Effective Time and identified under Schedule C, Part 3. No released Covered Claim is revived by the PNA once those requirements are satisfied and Closing occurs.

12.3 Counterparts and electronic signatures. This Agreement may be executed in counterparts, each of which is an original and all of which together constitute one instrument. Signatures delivered by DocuSign or other electronic signature service, by .pdf or by other electronic transmission are original signatures for all purposes. No Party is bound by this draft through email assent, unilateral signature, tender before execution, or silence. A signature page may be applied only to the complete version actually approved by its signer.

12.4 Construction and survival. The Parties had an opportunity for independent counsel and enter voluntarily. No construction presumption applies against a Party solely because it drafted text. Invalidity of one provision does not invalidate the remainder; a court may enforce lawful portions but may not invent a materially different economic bargain. No Party has a unilateral contractual election to void this Agreement or recover the Settlement Amount. Relief for invalidity or breach remains subject to judicial determination and nonwaivable law, consistently with Sections 2.4, 7.2 and 8. All representations, releases, covenants and agreements survive Closing and payment according to their terms. Survival after termination without Closing is governed exclusively by Section 7.1; it does not continue the standstill or effect any release or waiver of historical claims. No limitation on a mandatory statutory right is intended. The Parties shall execute reasonable implementing documents consistent with, and without enlarging, this Agreement.

The Parties execute this Agreement on the signature pages following Schedules A through D. Each schedule is incorporated.

10

Schedule A Parties and required signatories

Entity names below follow the executed Project RX financing package. A trade name or former name is not a separate additional signatory unless it identifies a distinct legal person. Released persons' rights and obligations are limited as stated in Section 1.5.

Party	Capacity under this Agreement
IBS Equity Fund III, LLC	IBS Party; holder under MGA and related instruments
IBS Private Credit Fund IV, LLC	IBS Party; secured party under MCSPA; settlement collection designation
Dalrada Technology Group, Inc.	Company Party; settlement payor; corporate guarantor and pledgor (released)
Genefic, Inc.	Genefic Party
Genefic Holdings 1, Inc.	Genefic Party
Genefic Holdings 2, Inc.	Genefic Party
Genefic RX DX, Inc.	Genefic Party
Boost Diagnostics, Inc.	Genefic Party
IV Services, LLC d/b/a Genefic Infusion RX	Genefic Party (Louisiana limited liability company)
Genefic Specialty RX, Inc. d/b/a Genefic Specialty Pharmacy	Genefic Party (Alabama corporation)
Brian Bonar, individually	Company Side; existing personal guarantor and pledgor (released); no settlement payment obligation

Additional claim holders: none identified by either IBS Party after reasonable inquiry. Each IBS Party makes only the representations stated in Sections 1.5 and 6.1; no independent nonparty right is released without authority.

11

Schedule B Financing Documents and Notices

Part 1 Covered Financing Documents

Document group	Identification and scope
MGA	Master Performance Standby Letter of Credit and Guaranty Agreement dated December 31, 2025; all executed schedules and amendments.
MGA related instruments	Schedule E Personal Guaranty; Schedule F Stock and Unit Pledge; Schedule G Deposit Account Control Agreement; Schedule H Secured Promissory Note; Schedule I and related mutual collateral transfer and consent instruments; Schedule J Pre-Funded Warrant; and other executed supporting instruments.
MCSPA	Master Credit, Security, and Account Purchase Agreement dated December 31, 2025; all executed exhibits, schedules, amendments, notes, guaranties, control and related agreements.
Commitment, pre-closing and authorization documents	Conditional Commitment Letter dated on or about June 23, 2025; Pre-Closing Commentary dated on or about December 17, 2025 (including Option 6b); Authorizing Resolution of Dalrada dated as of December 31, 2025; all executed Project RX PAL, CCL, financing requests/addenda, and related fee or side agreements; and each IRS Form 8821 or other tax information authorization.
Other covered instruments	All Required Actions lists, servicing reports, invoices (including the August 28, 2026 invoice of $19,200), ledgers, account statements and portal or data-room terms relating to Project RX, and every other document described in Section 1.1.
PNA	May 12, 2026 tripartite Pre-Negotiation Agreement. Preserved and addressed under Section 12.2.

12

Schedule B continued

Part 2 September Notices withdrawn on the Closing Date under Section 4.1

The list identifies the September Notices by title, without treating a file-save or delivery date as the instrument date or incorporating their allegations as admissions.

1. IBS Master Notice of Events of Default, Termination, Acceleration, Payment and Collateral Demands, and Status of Remedies, including Exhibits A and B

2. Pre-Funded Warrant Redemption Notice — Schedule J

3. Secured Promissory Note — Notice of Event of Default and Acceleration — Schedule H

4. Notice of Early Termination and Early Termination Fee — MGA

5. Notice of Early Termination Date and Early Termination Fee — MCSPA

6. Notice of Collateral Deficiency and Demand to Restore Minimum Required Collateral Value — MGA

7. Notice of Direct Collection Rights, Company and Credit Party Remittance Obligations, Collateral and Proceeds Preservation, and Reservation of Account Debtor Remedies — MCSPA

8. Schedule G Deposit Account Control Agreement — Notice of Event of Default, Preservation of Deposit Account Collateral, and Reservation of Exclusive Control Rights

9. Notice to Corporate Guarantor and Credit Party — Default, Continuing Liability and Reservation of Remedies

10. Notice to Personal Guarantor — Default, Continuing Liability and Reservation of Remedies

11. Stock and Unit Pledge Agreement — Notice of Event of Default and Availability of Enforcement Rights — Schedule F

12. Notice of Healthcare Law Compliance Certification and Documentation Deficiencies; Rights Reserved — MCSPA

Part 3 Audit Demand withdrawn on the Closing Date under Section 4.1

September 22, 2026 Notice to Corporate Guarantor and Credit Party — Demand for Audit, Accounting, Collateral and Intercompany Transfer Records; Preservation of Books and Records; Continuing Events of Default, together with the accompanying Continuing Notice Record. The September 30, 2026 Final Notice of Audit Production Noncompliance, its Exhibit A and accompanying cover letter are also withdrawn at Closing.

The August 28, 2026 Servicing Report and Status Notification (with Section II Risk Management Commentary, Exhibits A, B, B.1 and C, and Attachments 1 and 2), the e-mail demands of September 14 through 16, 2026, any instrument prepared for dispatch on or about September 25, 2026, and all other servicing notices and historical correspondence within the covered relationship are withdrawn and resolved on the Closing Date. This Agreement does not require erasure of the historical record.

13

Part 4 Form of withdrawal confirmation

IBS Equity Fund III, LLC and IBS Private Credit Fund IV, LLC, for themselves and to the extent authorized under Section 1.5, confirm that, effective [Closing Date],

(a) each Notice identified in Schedule B to the Settlement Agreement and Mutual Release, including the September 15, 2026 Master Notice and instrument-specific notices, the September 22, 2026 Parent-Level Audit Demand, the August 28, 2026 Servicing Report, and the September 30, 2026 Final Notice of Audit Production Noncompliance, its Exhibit A and cover letter, is withdrawn and of no force or effect;

(b) no Event of Default, acceleration, demand, deadline or enforcement step asserted in any of them remains outstanding;

(c) the Financing Documents are terminated and all guaranties, pledges, security interests and account-control arrangements thereunder are released; and

(d) account XXXXX is closed.

Dated: October 2, 2026

IBS EQUITY FUND III, LLC, for itself, subject to Section 1.5 of the Settlement Agreement and Mutual Release

By: /s/ Dr. Jason Jackson
Name: Dr. Jason Jackson
Title: Principal and Chairman, duly authorized

IBS PRIVATE CREDIT FUND IV, LLC, for itself, subject to Section 1.5 of the Settlement Agreement and Mutual Release

By: /s/ Dr. Jason Jackson
Name: Dr. Jason Jackson
Title: Principal and Chairman, duly authorized

Delivered to:

Dalrada Technology Group, Inc., for itself and on behalf of the Genefic Parties and Brian Bonar

Attention: Brian Bonar, Chief Executive Officer,

600 La Terraza Blvd., Escondido, CA 92025,

with a copy to Stephen M. Fleming, Esq., Fleming PLLC, XXXX

14

Schedule C Closing consents and release register

This schedule is completed by the IBS Parties, which make the representations stated in Section 6.1. An omission does not limit the releases, terminations or release obligations in Sections 3 and 5.5, which extend to every covered IBS interest whether or not listed. Filing authority is limited by Section 5.6.

Part 1 Guarantees and external exposure

Item shown in executed MGA	Required closing determination
MGA Schedule B master facility guarantee IBS0727126; $3,500,000; issued December 31, 2025; stated expiration December 31, 2027. Schedule names IBS Private Credit Fund IV, participants, and subordinated secured parties as beneficiaries.	Issued by the Equity Fund in favor of the Credit Fund. No external participants or subordinated investors were admitted and no funds were deployed under the guarantee. At Closing the Credit Fund consents to cancellation and releases its rights under the guarantee; the Equity Fund cancels it. Written confirmation follows under Section 3.6.
MGA Schedule B contemplated TAB Bank SBLC IBS07271XX; historical schedule states pending issuance before the first TAB advance.	Draft only; never issued because issuance conditions were not satisfied. No TAB advance was drawn. No issued TAB SBLC requires cancellation, and no TAB SBLC exposure is represented as outstanding.
Other guarantees, participations, assignments, or external commitments	No external participant or investor was admitted or funded by IBS in Project RX, and neither IBS Party transferred a Covered Claim to an external participant or assignee. The issued master facility guarantee above is expressly excepted.

The Credit Fund's execution gives its consent to cancellation of the identified master facility guarantee at Closing. The required consents in Part 3 must be addressed before the Effective Time; written cancellation confirmations remain due under Section 3.6. No statement in this schedule denies a credit commitment embodied in the Financing Documents.

Part 2 Filing and control release register (copies of filings attached as Exhibit C-1)

Debtor and secured party	Office or bank and identifier	Required release action
Genefic, Inc.; Genefic Holdings 1, Inc.; Genefic RX DX, Inc.; Dalrada Technology Group, Inc.; Boost Diagnostics, Inc.; Genefic Holdings 2, Inc.
Secured parties: IBS Equity Fund III, LLC and IBS Private Credit Fund IV, LLC.	Wyoming Secretary of State Initial financing statement 2026-32133019 Filed January 2, 2026 at 1:42 p.m. as shown on the filing.	Terminate both IBS Parties' interests under the initial financing statement at Closing; file the termination within five Business Days under Section 5.5. Authorization under Section 5.6 takes effect only at Closing.
Same initial financing statement and IBS secured parties.	Wyoming amendment 2026-32133120 Filed January 2, 2026 at 1:48 p.m. Amends 2026-32133019.	Party-information amendment, not a termination or separate lien. Included to identify the filing chain; termination is directed to initial filing 2026-32133019 as amended.
Genefic Specialty RX, Inc. and Genefic, Inc.; IV Services, LLC. IBS rights only.	Schedule G DACA Bank of America, N.A.; Trustmark National Bank.	Release IBS account-control rights at Closing and deliver termination and rescission notices within two Business Days under Section 3.4. No representation that exclusive control was exercised.
Dalrada and Bonar as pledgors; pledged equity identified in the executed Schedule F and related instruments. IBS rights only.	Schedule F Stock and Unit Pledge Agreement and related executed pledge instruments.	Release IBS pledge and control rights at Closing; return any held certificates and powers under Section 3.6. No third-party lien or pledge is released.

15

The California filings U260005044320, U260010846117, U250221040516 and U250221986027 supplied during negotiations are not IBS filings and are excluded from IBS's release obligations and filing authorization. No IBS Party undertakes to terminate another creditor's filing. An additional IBS filing, if identified, remains subject to Sections 5.5 and 5.6; no omission preserves an IBS interest released at Closing.

Part 3 Consents

The Credit Fund consents by execution to cancellation at Closing of its rights under the master facility guarantee identified in Part 1. The IBS Parties and the Company Side have each reviewed the May 12, 2026 Pre-Negotiation Agreement and the Financing Documents, and each confirms, for purposes of Sections 2.1, 5.4 and 12.2, that no consent, approval, joinder or waiver of Nautilus, TAB Bank, any beneficiary, participant, assignee, bank or any other person is required for the execution, effectiveness or performance of this Agreement or for the disclosures it permits. No written supplement to this Part is required, and the condition in Section 2.1 relating to consents identified under this Part is satisfied upon execution. This confirmation is subject to Section 12.2 and does not amend or waive any continuing confidentiality obligation under the PNA.

All Parties approve this schedule by signing the complete Agreement.

16

Schedule D Notices and payment instructions

Part 1 Primary notice recipients

Recipient	Email and physical delivery
Both IBS Parties	Attention Dr. Jason Jackson XXXXX XXXXX
Dalrada and Genefic Parties	Attention Pauline Gourdie and Brian Bonar XXXXX 600 La Terraza Blvd., Escondido, CA 92025 Counsel copy: Stephen M. Fleming, Esq., Fleming PLLC, XXXX
Brian Bonar individually	XXXXX c/o Dalrada Technology Group, Inc., 600 La Terraza Blvd., Escondido, CA 92025 Counsel copy: Stephen M. Fleming, Esq., Fleming PLLC,

By signing, each Genefic Party and Bonar designate Dalrada at the stated addresses as notice agent for this Agreement. This appointment does not authorize service of process contrary to applicable law.

Part 2 Jointly designated settlement collection account

Account beneficiary legal name: IBS Equity Fund III, LLC

Receiving bank and address: XXXX

ABA/routing number and account number: Routing: XXXX | ACCT#

Payment reference: Project RX Settlement — Account XXXXX.

Authorized IBS verification contact and established telephone number:

Both IBS Parties’ approval of the collection designation and IRS Form W-9: [names, signatures, dates].

Payment to the jointly designated account discharges Dalrada's obligation to pay the Settlement Amount to both IBS Parties to the extent received and retained. Allocation between the IBS Parties does not increase Dalrada’s aggregate obligation. Any change in instructions must be jointly authorized in writing and independently verified using an established contact method. No bank details from a prior instrument are adopted automatically by this draft.

17

Signatures IBS Parties and Company Side

Each signatory executes the complete Agreement and Schedules A through D in the stated capacity. No signature page may be detached and applied to an unapproved version.

IBS EQUITY FUND III, LLC, for itself, subject to Section 1.5

Signature: /s/ Dr. Jason Jackson
Name: Dr. Jason Jackson
Title: Principal and Chairman
Date of signature: Oct 2 2026

IBS PRIVATE CREDIT FUND IV, LLC, for itself, subject to Section 1.5

Signature: /s/ Dr. Jason Jackson
Name: Dr. Jason Jackson
Title: Principal and Chairman
Date of signature: Oct 2 2026

DALRADA TECHNOLOGY GROUP, INC., for itself and as sole shareholder of Genefic, Inc. and its subsidiaries

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

BRIAN BONAR

Signature: /s/ Brian Bonar
Brian Bonar, individually
Date of signature: Oct 2 2026

GENEFIC, INC.

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

GENEFIC HOLDINGS 1, INC.

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

18

Signatures Remaining Genefic Parties

GENEFIC HOLDINGS 2, INC.

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

GENEFIC RX DX, INC.

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

BOOST DIAGNOSTICS, INC.

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

IV SERVICES, LLC d/b/a GENEFIC INFUSION RX

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

GENEFIC SPECIALTY RX, INC. d/b/a GENEFIC SPECIALTY PHARMACY

Signature: /s/ Brian Bonar
Name: Brian Bonar
Title: Chief Executive Officer
Date of signature: Oct 2 2026

All Parties must execute the same final version. Exhibit C-1 (copies of the financing statements listed in Schedule C, Part 2) is attached.

19

Exhibit C1 Wyoming filing copies

Wyoming financing statement 2026-32133019 | Source page 1 of 3

FINANCING STATEMENT

This document is a representation of a filing made electronically through the Wyoming Secretary of State's web site.

CHUCK GRAY, WY SECRETARY OF STATE
Filing Date: 1/2/2026 1:42 PM
Lapse Date: 1/2/2036 11:59 PM
Financing Statement Doc #: 2026-32133019

A. NAME & PHONE OF CONTACT AT FILER (Optional)
JASON JACKSON 9548895827

B. EMAIL OF CONTACT AT FILER (Optional)
JASON.JACKSON@MYINSTITUTIONALBANKING.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

IBS EQUITY FUND III, LLC
1500 CORPROATE CENTER WAY SUITE 102
WELLINGTON, FL 33414

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

DEBTORS

1. DEBTOR'S NAME

OR	a. ORGANIZATION'S NAME GENEFIC, INC.			
	b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

c. MAILING ADDRESS 600 LA TERRAZA BLVD			
CITY ESCONDIDO	STATE CA	POSTAL CODE 92025	COUNTRY USA

2. DEBTOR'S NAME

OR	a. ORGANIZATION'S NAME GENEFIC HOLDINGS 1, INC.			
	b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

c. MAILING ADDRESS 600 LA TERRAZA BLVD			
CITY ESCONDIDO	STATE CA	POSTAL CODE 92025	COUNTRY USA

3. DEBTOR'S NAME

OR	a. ORGANIZATION'S NAME GENEFIC RX DX, INC.			
	b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

c. MAILING ADDRESS 600 LA TERRAZA BLVD			
CITY ESCONDIDO	STATE CA	POSTAL CODE 92025	COUNTRY USA

4. DEBTOR'S NAME

OR	a. ORGANIZATION'S NAME DALRADA TECHNOLOGY GROUP, INC.			
	b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

c. MAILING ADDRESS 600 LA TERRAZA BLVD			
CITY ESCONDIDO	STATE CA	POSTAL CODE 92025	COUNTRY USA

FINANCING STATEMENT (Form UCC1)
Page 1 of 3
2026-32133019

20

Exhibit C1 continued

Wyoming financing statement 2026-32133019 | Source page 2 of 3

DEBTORS

5. DEBTOR'S NAME				
a. ORGANIZATION'S NAME: BOOST DIAGNOSTICS, INC.				
OR b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S) INITIAL(S)	SUFFIX
c. MAILING ADDRESS: 600 LA TERRAZA BLVD				
CITY: ESCONDIDO	STATE: CA	POSTAL CODE: 92025	COUNTRY: USA	

6. DEBTOR'S NAME				
a. ORGANIZATION'S NAME: GENEFIC HOLDINGS 2, INC.				
OR b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S) INITIAL(S)	SUFFIX
c. MAILING ADDRESS: 600 LA TERRAZA BLVD				
CITY: ESCONDIDO	STATE: CA	POSTAL CODE: 92025	COUNTRY: USA	

SECURED PARTIES

1. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY)				
a. ORGANIZATION'S NAME: IBS EQUITY FUND III, LLC				
OR b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S) INITIAL(S)	SUFFIX
c. MAILING ADDRESS: 1500 CORPORATE CENTER WAY SUITE 102				
CITY: WELLINGTON	STATE: FL	POSTAL CODE: 33414	COUNTRY: USA	

2. SECURED PARTY'S NAME (or NAME of ASSIGNEE of ASSIGNOR SECURED PARTY)				
a. ORGANIZATION'S NAME: IBS PRIVATE CREDIT FUND IV, LLC				
OR b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME		ADDITIONAL NAME(S) INITIAL(S)	SUFFIX
c. MAILING ADDRESS: 1500 CORPORATE CENTER WAY SUITE 102				
CITY: WELLINGTON	STATE: FL	POSTAL CODE: 33414	COUNTRY: USA	

COLLATERAL: This financing statement covers the following collateral:

The Debtor hereby grants to the Secured Party a continuing, first-priority security interest and, where applicable, control, in all of Debtor's rights, titles, and interests concerning the following property, whether presently owned or hereafter acquired, regardless of location (the "Collateral"):

1. Inventory. All inventory of every kind and description, including goods held for sale or lease, raw materials, work-in-progress, finished goods, supplies, and all accessions, substitutions, and replacements thereof.

2. Machinery and Equipment (M&E). All equipment, fixtures, machinery, vehicles, furniture, tools, computers, servers, hardware, and other tangible personal property, together with all parts, accessions, substitutions, replacements, and improvements thereto.

3. Receivables, Payment Rights, and Financial Assets. All accounts, accounts receivable, payment intangibles, contract rights, chattel paper (tangible and electronic), instruments, securities accounts, investment accounts, commodities accounts, guarantees, letters of credit, credit enhancements, and all rights to payment of money, whether arising under contract, statute, tort, or otherwise, including, without limitation.

a. all rights to payment for goods sold or leased, or services rendered or to be rendered;
b. all purchase orders, invoices, and other evidence of indebtedness;
c. all funds on deposit in any deposit account or other financial account; and

FINANCING STATEMENT (Form UCC1)

Page 2 of 3

2026-32133019

21

Exhibit C1 continued

Wyoming financing statement 2026-32133019 | Source page 3 of 3

d. all collateral, guarantees, letters of credit, supporting obligations, and other credit enhancements relating to any of the foregoing.

4. Equity Interests; Ownership, and Control Rights. All forms of equity interests, whether presently held or subsequently obtained, including, but not limited to:
a. all shares of capital stock, membership interests, partnership interests, and other ownership interests in any corporation, limited liability company, partnership, joint venture, or other entity, whether certificated or uncertificated;
b. all voting rights, economic rights, distribution rights, conversion rights, option rights, and control rights associated with such equity interests;
c. all stock powers, equity control agreements, issuer acknowledgments, and all other instruments or agreements evidencing or facilitating Secured Party's control;
d. all after-acquired equity, including interests arising from recapitalizations, reorganizations, mergers, conversions, spin-offs, redomiciles, or similar transactions.
In accordance with the Uniform Commercial Code (UCC), all such equity interests shall be classified as Investment Property, General Intangibles, and, where applicable, Controllable Electronic Records. Furthermore, the Secured Party is vested with all rights necessary to establish and maintain control, consistent with the definitions provided in Articles 8, 9, and any successor provisions of the UCC.

5. Intellectual Property. All intellectual property and intangible assets, including trademarks, service marks, trade names, copyrights, patents, trade secrets, software, source code, licenses, permits, goodwill, and all rights to sue for infringement.

6. CER. All controllable electronic records, electronic chattel paper, digital assets, tokenized or ledger-based interests, and all related access credentials, control mechanisms, and proceeds thereof.

7. Proceeds, Products, and Supporting Obligations. All proceeds, products, substitutions, replacements, insurance proceeds, indemnities, and warranties of any of the foregoing.

8. Continuity; After Acquired Property. All property of the types described above that the Debtor acquires or holds rights in at any given time, along with all Collateral, shall remain under the purview of this security interest regardless of any alterations in the Debtor's name, jurisdiction of organization, legal formation structure, capitalization, or ownership. For the avoidance of doubt, this security interest shall persist irrespective of any modifications in the Debtor's name, jurisdiction, organizational jurisdiction, legal composition, or ownership.

9. No limitation. The enumeration of Collateral categories herein is not intended to limit the generality of this grant, and this security interest extends to all personal property of the Debtor to the fullest extent permitted by the UCC.

Check only if applicable and check only one box: Collateral is ☐ held in a Trust ☐ being administered by a Decedent's Personal Representative

Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

RECORD TYPE: UCC

DESIGNATION: Debtor / Secured Party

OPTIONAL FILER REFERENCE DATA:

NOTE: All information on this form is public record.

FINANCING STATEMENT (Form UCC1)

Page 3 of 3

2026-32133019

22

Exhibit C1 continued

Wyoming amendment 2026-32133120 | Source page 1 of 2

FINANCING STATEMENT AMENDMENT

This document is a representation of a filing made electronically through the Wyoming Secretary of State's web site.

CHUCK GRAY, WY SECRETARY OF STATE
Filing Date: 1/2/2026 1:48 PM
Lapse Date: 1/2/2036 11:59 PM
Amendment Doc #: 2026-32133120

A. NAME & PHONE OF CONTACT AT FILER (Optional)
ILENE TOGNINI, ESQ. 9548895827

B. EMAIL OF CONTACT AT FILER (Optional)
ITOGNINI@MYINSTITUTIONALBANKING.COM

C. SEND ACKNOWLEDGMENT TO: (Name and Address)

IBS EQUITY FUND III, LLC
1500 CORPROATE CENTER WAY SUITE 102
WELLINGTON, FL 33414

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

INITIAL FINANCING STATEMENT FILE NUMBER
2026-32133019

☐ This FINANCING STATEMENT AMENDMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS.

☐ TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of Secured Party authorizing this Termination Statement

☐ ASSIGNMENT (FULL) ☐ PARTIAL ASSIGNMENT

☐ CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.

☑ PARTY INFORMATION CHANGE:
This Change affects ☐ Debtor or ☑ Secured Party of record ☑ CHANGE name and/or address ☐ ADD name ☐ DELETE name

PARTIES

1. CURRENT RECORD INFORMATION:

a. ORGANIZATION'S NAME: IBS EQUITY FUND III, LLC

OR

b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change (use exact full name; do not omit, modify or abbreviate any part of the name)

a. ORGANIZATION'S NAME: IBS EQUITY FUND III, LLC

OR

b. INDIVIDUAL'S SURNAME:

INDIVIDUAL'S FIRST PERSONAL NAME:

INDIVIDUAL'S ADDITIONAL NAME(S) INITIAL(S): SUFFIX:

c. MAILING ADDRESS: 1500 CORPORATE CENTER WAY SUITE 102

CITY	STATE	POSTAL CODE	COUNTRY
WELLINGTON	FL	33414	USA

2. CURRENT RECORD INFORMATION:

a. ORGANIZATION'S NAME: IBS PRIVATE CREDIT FUND IV, LLC

OR

b. INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX

CHANGED OR ADDED INFORMATION: Complete for Assignment or Party Information Change (use exact full name; do not omit, modify or abbreviate any part of the name)

a. ORGANIZATION'S NAME: IBS PRIVATE CREDIT FUND IV, LLC

OR

b. INDIVIDUAL'S SURNAME:

INDIVIDUAL'S FIRST PERSONAL NAME:

INDIVIDUAL'S ADDITIONAL NAME(S) INITIAL(S): SUFFIX:

c. MAILING ADDRESS: 1500 CORPORATE CENTER WAY SUITE 102

CITY	STATE	POSTAL CODE	COUNTRY
WELLINGTON	FL	33414	USA

FINANCING STATEMENT AMENDMENT (Form UCC3)
Page 1 of 2
2026-32133120

23

Exhibit C1 continued

Wyoming amendment 2026-32133120 | Source page 2 of 2

NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT: (name of Assignor, if this is an Assignment) If this is an Amendment authorized by a DEBTOR, check here ☐ and provide name of authorizing Debtor

	ORGANIZATION'S NAME IBS EQUITY FUND III, LLC			
OR	INDIVIDUAL'S SURNAME	FIRST PERSONAL NAME	ADDITIONAL NAME(S) INITIAL(S)	SUFFIX
	OPTIONAL FILER REFERENCE DATA:			

Check only if applicable and check only one box: Collateral is ☐ held in a Trust ☐ being administered by a Decedent's Personal Representative

Check only if applicable and check only one box: ☐ Agricultural Lien ☐ Non-UCC Filing

RECORD TYPE: UCC

DESIGNATION: Debtor / Secured Party

NOTE: All information on this form is public record.

FINANCING STATEMENT AMENDMENT (Form UCC3)

Page 2 of 2

2026-32133120

24